                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                             SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                               Exchange Act of 1934
                                (Amendment No. ___)


Filed by the Registrant   [ ]

Filed by a Party other than the Registrant   [ x ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                               GLOBAL CASINOS, INC.
                 ------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

         Neuman & Drennen, LLC, 1507 Pine Street, Boulder, Colorado  80302
       --------------------------------------------------------------------
       (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)  Title of each class of securities to which transaction applies: ______
    2)  Aggregate number of securities to which transaction applies: _________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ___________
    4)  Proposed maximum aggregate value of transaction: _____________________
    5)  Total fee paid: ______________________________________________________

[ ] Fee Paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid: ______________________________________________
    2)  Form, Schedule or Registration Statement No.: ________________________
    3)  Filing Party: ________________________________________________________
    4)  Date Filed: __________________________________________________________

                               GLOBAL CASINOS, INC.

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JANUARY 12, 1998


The Annual Meeting of Shareholders of Global Casinos, Inc. (the "Company") will be held at the principal executive offices of the Company, 4465 Northpark Drive, No. 400, Colorado Springs, Colorado 80907 on January 12, 1998 at 10:00 o'clock a.m., Mountain Standard Time, for the purpose of considering and voting upon the following:

    1. To elect five (5) Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

    2. To adopt and approve an increase in the number of shares issuable pursuant to the exercise of options under the Company's Stock Incentive Plan by an additional 150,000 shares.

    3. Any other matters properly brought before said meeting or any adjournment thereof.

Information relating to the above matters is set forth in the accompanying Proxy Statement. Only holders of outstanding shares of Global Casinos, Inc. common stock of record at the close of business on November 27, 1997 will be entitled to vote at the meeting or any adjournment thereof.

A copy of the Company's Annual Report to Shareholders, including financial statements for the year ended June 30, 1997, will be mailed to shareholders concurrently with the mailing of the Proxy Statement.

Shareholders are cordially invited to attend the meeting in person.


                                     IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT WOULD BE APPRECIATED IF YOU WOULD PROMPTLY FILL IN, SIGN AND DATE THE ENCLOSED PROXY STATEMENT AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. Any proxy may be revoked at any time before it is voted by written notice mailed or delivered to the Secretary, by receipt or a proxy properly signed and dated subsequent to an earlier proxy, and by revocation of a written proxy by request in person at the Annual Meeting of Shareholders. If not so revoked, the shares represented by the proxy will be voted in accordance with your instruction on the proxy form.

                                    GLOBAL CASINOS, INC.



                                    ---------------------------------
                                    Gerald Jacobs, Secretary

                               GLOBAL CASINOS, INC.

                          4465 Northpark Drive, Suite 400
                         Colorado Springs, Colorado 80907

                                  PROXY STATEMENT
                                        FOR
                          ANNUAL MEETING OF SHAREHOLDERS

    This Proxy Statement is furnished to the Shareholders of Global Casinos, Inc. (respectively, the "Shareholders" and the "Company") in connection with the solicitation by the Company of proxies to be used at the Annual Meeting of Shareholders on January 12, 1998 (the "Meeting"), at the time, place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment thereof. When the accompanying proxy is properly executed and returned, the shares of common stock it represents will be voted at the Meeting and, where a choice has been specified on a proxy, will be voted in accordance with such specification. If no choice is specified on a proxy, the shares it represents will be voted FOR the election of five (5) Directors of the Company, and FOR the adoption and approval of an increase in the number of shares that may be issued pursuant to the exercise of options granted under the Company's Stock Incentive Plan by an additional 150,000 shares and according to the judgment of the persons named in the enclosed proxies as to any other action which may properly come before the Meeting or any adjournment thereof.

    ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

    This Statement is being mailed on or about November 28, 1997, to Shareholders eligible to vote at the Meeting. Concurrently with the mailing of this Statement, the Company is furnishing to Shareholders its Annual Report for its fiscal year ended June 30, 1997.

    The Company is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone, telegraph or other personal solicitations of certain Shareholders and brokers by one or more of the Directors or by Officers or employees of the Company. The Company may request banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations, hence it cannot identify any parties or estimate the cost of such solicitation.

    Only Shareholders of record as of the close of business on November 27, 1997 (the "Record Date"), will be entitled to vote at the Meeting. Representation of a majority of the Company's shares of common stock outstanding on such date, either in person or by proxy, constitutes a quorum for the Meeting. When a quorum is present, the vote by the holders of a majority of the shares represented at the Meeting shall decide the proposals to be voted upon at the Meeting. As of October 30, 1997, the Company had outstanding 1,400,811 shares of common stock ("shares"), with each share being entitled to one vote.

1.  SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS
---------------------------------------------------------------
    The following table sets forth, as of October 30, 1997, and as adjusted for the sale of option and warrant stock, the stock ownership of (i) each person known by the Company to be the beneficial owner of five (5%) percent or more of the Company's Common Stock, (ii) all Directors individually, (iii) all Officers individually, and (iv) all Directors and Officers as a group. Each person has sole voting and investment power with respect to the shares shown, except as noted.


Title          Name & Address                   Shares Beneficially Owned
of Class    of Beneficial Owner               Number             Percent (1)
--------    -------------------               -------            -----------
Common     Stephen G. Calandrella (2)
Stock      7210 Antelope Lane
           Colorado Springs, CO 80920         209,470               14.2%

  "        Gerald Jacobs (3)
           10229 Lodestone Way
           Parker, Colorado 80134              47,040                3.5%

  "        Peter Bloomquist (4)
           3600 Christy Ridge Road
           Sedalia, Colorado  80135            39,463                3.0%

  "        Clifford C. Thygesen
           4893 Idylwild Trail
           Boulder, Colorado 80301                500                 nil

  "        Clifford L. Neuman
           1507 Pine Street
           Boulder. Colorado 80302             60,220                4.1%

  "        All Officers and Directors
           as a Group (5 Persons)             356,193               24.8%

-------------------------------------

(1) Shares not outstanding but beneficially owned by virtue of the individuals' right to acquire them as of December 16, 1996 or within sixty days of such date, are treated as outstanding when determining the percent of the class owned by such individual.

(2) Consists of 21,790 shares of Common Stock and non-qualified stock options exercisable to purchase an additional 30,000 shares of Common Stock at a price of $5.00 per share. Includes 17,680 shares of Common Stock, a $175,000 Convertible Debenture convertible into 35,000 shares of Common Stock and Warrants which may become exercisable to purchase an additional 105,000 shares of Common Stock at an average exercise price of $7.00 per share beneficially owned by The Rockies Fund, Inc., a publicly traded business development company regulated under the Investment Company Act of 1940. Voting and investment power with respect to these securities is exercised by its Board of Directors, whose members are Stephen G. Calandrella, Clifford C. Thygesen and Charles Powell. Other than Mr. Calandrella, no officer, director or affiliate of The Rockies Fund, Inc. is an officer, director or affiliate of the Registrant. Mr. Calandrella disclaims beneficial ownership of the shares of Common Stock and Warrants held by The Rockies Fund, Inc. for purposes of Section 16 of the Exchange Act.

(3) Consists of non-qualified stock options exercisable to purchase 30,000 shares of Common Stock at $5.00 per share granted to Mr. Jacobs for his services as a director of the Company, and 8,040 shares of Common Stock issued to CJS Partnership, a Colorado general partnership, of which Mr. Jacobs is a general partner, and as such, would be deemed to exercise the shared voting and investment control with respect to these securities.

(4) Includes 7,797 shares of Common Stock held by Mr. Bloomquist. Includes 666 shares of Common Stock held in an individual retirement account for the benefit of Mr. Bloomquist. Includes 1,000 shares of Common Stock held of record by the Bloomquist Family Partnership, of which Mr. Bloomquist is a general partner, and, as such, would be deemed to exercise voting and investment control with respect to shares owned by the partnership. Also includes Incentive Stock Options exercisable to acquire an additional 30,000 shares at an exercise price of $5.00 per share.

(5) Includes warrants exercisable for three years to purchase 20,000 shares of common stock at a price of $5.00 per share.


2.   ELECTION OF DIRECTORS
--------------------------
     The Directors have voted to nominate three (3) Directors for election to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the following nominees has consented to be nominated to serve as a Director of the Company. Messrs. Calandrella, Bloomquist and Jacobs are currently Directors of the Company. Mr. Bloomquist is presently Chief Financial Officer.

     The Company's Articles of Incorporation expressly prohibit cumulative voting. Therefore, the holders of a majority of the Company's shares could elect all of the Directors. It is expected that the proxies received by the Directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all or one or more individuals, to elect as Directors the following nominees, whose principal occupations during the past five (5) years, directorships and certain other affiliations and information are set forth below:

                                                                     Director/
             Name                 Age             Position         Officer Since
             ----                 ---             --------         -------------
     Gerald Jacobs                60              Director              1993
     Stephen G. Calandrella       35         Interim President
                                                 & Director             1993
     Peter J. Bloomquist          37           CFO & Director           1994
     Clifford C. Thygesen         60              Director              1996
     Clifford L. Neuman           49              Director              1997

     GERALD JACOBS. Mr. Jacobs holds a Limited Stake Gaming Operator's License issued by the Colorado Limited Gaming Control Commission as a result of his having served as shift supervisor at the Nitro Club between February and December, 1992. Since June 1993, to the present, Mr. Jacobs has been licensed by the Colorado Limited Gaming Control Commission as an associated person. On March 12, 1996, Mr. Jacobs was appointed President of Casinos U.S.A., Inc., a wholly-owned subsidiary of the Company. His K-License was renewed in June, 1995, which authorizes him to manage a limited stakes gaming operation for another year. From 1990 to 1995, Mr. Jacobs has primarily been engaged in the management of his personal investment portfolio. Since 1995, Mr. Jacobs has devoted a substantial portion of his time to the business affairs of the Company. From 1981 to 1990, Mr. Jacobs was a merchandiser for Fashion Bar, and prior to that from 1967 to 1980 he served as supervisor of all Fashion Bar stores. Mr. Jacobs attended the University of Illinois from 1953 to 1954 and from 1957 to 1958, without earning a degree.

     STEPHEN G. CALANDRELLA. Mr. Calandrella has been President and Director of The Rockies Fund, Inc. since February, 1991. The Rockies Fund, Inc., a Colorado Springs, Colorado-based business development company regulated under the Investment Company Act of 1940, makes investments in, and managerial assistance available to, certain eligible portfolio companies. Mr. Calandrella has served as a Director of Kelly Motors, Ltd., a Fort Collins, Colorado-based manufacturer of specialty automobiles, Combined Penny Stock Fund, Inc. and Redwood MicroCap Fund, Inc., both of which are closed-end investment companies registered under the Investment Company Act of 1940, Good Times Restaurants, Inc., a publicly-held Denver, Colorado-based company engaged in owning and operating Good Times Restaurants and Round-The-Corner Restaurants Southshore Corp., a publicly traded family entertainment company; Cogenco International, Inc., a publicly traded financial services company; and Gold Capital Corporation, a publicly traded mining company. Mr. Calandrella currently serves on the Board of Directors of American Educational Products, Inc., a NASDAQ NMS listed company engaged in the manufacture of supplemental educational materials, and Optimax Industries, Inc., a NASDAQ listed manufacturing company. Mr. Calandrella is also engaged in financing and consulting activities for development stage companies, which consists of advising public and private companies on capital formation methods, enhancing shareholder valuations, mergers, acquisitions and corporate restructurings, as well as arranging for bridge loans and equity purchases.

     PETER J. BLOOMQUIST. Mr. Bloomquist, age 40, was retained to act as the Company's Chief Financial Officer in 1994. Prior to accepting employment with the Company, Mr. Bloomquist worked for Cohig & Associates, Inc., a Denver based broker-dealer, in the Corporate Finance Department. Mr. Bloomquist was employed by Cohig & Associates, Inc. from June of 1991 through June of 1994. Prior to that time, and immediately following his graduation from college, Mr. Bloomquist was employed by Leventhal and Horwath where he worked in the area of income taxation. Mr. Bloomquist graduated from the University of Northern Colorado in 1980 with a bachelor's degree in business management with an emphasis in accounting.

     CLIFFORD C. THYGESEN. Mr. Thygesen has served as a Director of the Company since 1996. He has also been President of American Educational Products, Inc. since January 22, 1996 and a Director since 1986, and also served as its Executive Vice-President from 1986 until January 1992. Mr. Thygesen is also currently a director of Rockies Fund, Inc. a Colorado Springs, Colorado based Business Development Company registered under the Investment Company Act of 1940. From 1971 to 1973, Mr. Thygesen was Vice-President of Operations for the Ithaca Gun Company of Ithaca, New York, a manufacturer of high quality firearms. From 1973 to 1976, Mr. Thygesen served as President of Alpine Designs Corporation, a company which produces backpacking equipment, skiwear and hunting apparel. During the period of his employment with Ithaca Gun Company and Alpine Designs, these two companies were subsidiaries of General Recreation, Inc. In 1975 and 1976, Mr. Thygesen was corporate Director of Manufacturing for General Recreation, Inc., and, in this capacity, assumed responsibility for decentralizing manufacturing operations in addition to his duties at Alpine Designs. From 1977 to 1981, he served as Vice-President of Manufacturing for Pure Cycle Corporation, a company that designed water recycling systems for residential use. From 1981 until February, 1988, Mr. Thygesen was President, Chief Operating Officer and a Director of Tri Coast Environmental Corporation, formerly Colorado Venture Capital Corporation. He received his B.S. degree in Industrial Administration from the University of Illinois in 1961.

     CLIFFORD L. NEUMAN. Mr. Neuman has served as a Director of the Company since 1997. Mr. Neuman is a licensed, practicing attorney and a partner in the law firm of Neuman & Drennen, located in Boulder, Colorado. Mr. Neuman also serves on the Board of Directors of American Educational Products, Inc. Mr. Neuman received his Bachelor of Arts degree from Trinity College in 1970 and his Juris Doctorate degree from the University of Pennsylvania School of Law in 1973.

     All directors serve for terms of one (1) year each, and are subject to re-election at the Company's regular Annual Meeting of Shareholders, unless they earlier resign.

     During the fiscal year ended June 30, 1997, four (4) meeting(s) of the Board of Directors were held, including regularly scheduled and special
meetings.   All Board members attended 100% of the Board meetings.  Outside
Directors were reimbursed their expenses associated with attendance at such meeting or otherwise incurred in connection with the discharge of their duties as a Director. The Board of Directors has also adopted a compensation plan for outside directors pursuant to which such persons receive, for each year of service, non-qualified stock options exercisable to purchase 10,000 shares of the Company's Common Stock. The exercise price of the options is the closing bid price of the Company's Common Stock on the date of grant, and the options are exercisable for a period of five (5) years. Directors who are also executive officers of the Company receive no additional compensation for their services as directors.

     During fiscal 1997, the Company had standing Audit and Compensation Committees of the Board of Directors. The members of the Audit Committee were Stephen G. Calandrella, Clifford C.Thygesen and Gerald Jacobs. No member of the Audit Committee receives any additional compensation for his service as a member of that Committee. During fiscal 1997, the Audit Committee held one
(1) meeting(s) which was attended by all of its members. The Audit Committee is responsible for providing assurance that financial disclosures made by Management reasonably portray the Company's financial condition, results of operations, plan and long-term commitments. To accomplish this, the Audit Committee oversees the external audit coverage, including the annual nomination of the independent public accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by Management, reviews with Management the Management's Discussion and Analysis section of the Annual Report, reviews the letter of Management Representations given to the independent public accountants, meets privately with the independent public accountants to discuss all pertinent matters, and reports regularly to the Board of Directors regarding its activities.

     During fiscal 1997, the Compensation Committee consisted of Stephen G. Calandrella, Clifford C. Thygesen and Gerald Jacobs. No member of the Compensation Committee receives any additional compensation for his service as a member of that Committee. During fiscal 1997, the Compensation Committee held one (1) formal meeting(s) which was attended by all of its members. The Compensation Committee is responsible for reviewing pertinent data and making recommendations with respect to compensation standards for the executive officers, including the President and Chief Executive Officer, establishing guidelines and making recommendations for the implementation of Management incentive compensation plans, reviewing the performance of the President and CEO, establishing guidelines and standards for the grant of incentive stock options to key employees under the Company's Incentive Stock Option Plan, and reporting regularly to the Board of Directors with respect to its recommendations.

     No family relationship exists between any director or executive officer.

     There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

     Except as noted herein or below, during the last five (5) years no director or officer of the Company has:

     (1) had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     (2) been convicted in a criminal proceeding or subject to a pending criminal proceeding;

     (3) been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

     (4) been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

     Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.


3.   TRANSACTIONS WITH MANAGEMENT AND OTHERS
--------------------------------------------

Loans from Affiliates
---------------------
     Since embarking upon its strategic plan to enter the gaming industry, the Company has consistently experienced shortages in working capital and has relied, from time to time, upon loans from affiliates to meet immediate cash demands.

     The Company has borrowed $10,000 from Gerald Jacobs, a Director, which loan, together with interest at the rate of 12% per annum has been repaid. In fiscal 1997 the Company borrowed $1,000 at 10% due upon demand. The Company borrowed $13,500 from Mr. Calandrella, also a Director, which loan has been repaid. The sum of $26,000 was loaned to the Company by Peter Bloomquist, Controller and Chief Financial Officer of the Company, which loan bears interest at the rate of 12% per annum and is due upon demand. As of the date of this proxy, $0 remains outstanding. The Bloomquist Family Partnership, of which Mr. Bloomquist is a general partner, has loaned $85,000 to the Company, which loan bears interest at the rate of 12% per annum and is due upon demand. As of the date of this proxy, $39,000 remains unpaid. In August, 1996, the Company borrowed $175,000 from The Rockies Fund, Inc., a business development company for which Mr. Calandrella serves as President, Director and principal shareholder. The loan bears interest at the rate of twelve percent (12%) per annum. The Rockies Fund, Inc. converted the entire outstanding principal amount of the loan into a convertible debenture which the Company sold and offered as part of a private placement which was completed during the third quarter of 1996. The Convertible Debenture bears interest at twelve percent (12%) convertible into 35,000 shares of Common Stock, or $5.00 per share. In August of 1997 the Company borrowed $75,000 from the Rockies Fund Inc. This loan bears interest at the rate of 24% and is due in four equal monthly payments beginning January 1998.

     All of the foregoing loans are unsecured and represent the demand obligations of the Company to the foregoing affiliated parties.


Transactions in Securities
--------------------------
     There have been several transactions in the securities of the Company with related parties.

     In October, 1995, the Company granted to each of Messrs. Martindale, Bright, Jacobs and Calandrella non-qualified options exercisable to purchase 30,000 shares of Common Stock at an exercise price of $5.00 per share. The options were granted as compensation for their services as Directors of the Company.

     The Rockies Fund, Inc., an affiliate of Mr. Calandrella, converted a $175,000 note into a $175,000 twelve percent (12%) convertible debenture as part of the Company's private placement of convertible debentures in 1995. The debenture is convertible at $5.00 per share into 35,000 shares of Common Stock. As part of the private placement, the Company issued and granted to The Rockies Fund, Inc. additional common stock purchase warrants: 35,000 warrants exercisable at $6.00 per share, 35,000 warrants exercisable at $7.00 per share and 35,000 warrants exercisable at $8.00 per share.

     For their services on behalf of the Company between October, 1995 and June, 1996, the Company agreed to issue to each Messrs. Calandrella and Jacobs the equivalent of $5,000.00 per month, payable in the form of shares of the Company's Common Stock, valued at market. Under the foregoing compensation arrangement, for the period from October, 1995 to June, 1996, the Company issued each to Messrs. Calandrella and Jacobs 9,000 shares of Common Stock. These shares are "restricted securities" under the Securities Act of 1933, as amended. The foregoing compensation arrangement terminated June 30, 1996. Beginning January of 1997 the Company agreed to pay Messrs. Calandrella and Jacobs 4,000 and 2,500 per month respectively.


Debt Conversion
---------------
     In June, 1995, the Company consummated the purchase of an aggregate of $937,204 in subordinated secured promissory notes held by sixteen (16) creditors of Casinos U.S.A. Pursuant to the terms of the Promissory Note Purchase Agreements, the Company purchased the promissory notes and collateral security in consideration for the issuance of an aggregate of 124,961 shares of the Company's Common Stock, valued at $7.50 per share. The shares of Common Stock were issued by the Company in reliance upon an exemption from the registration requirements of the Securities Act contained in Section 4(2) thereof. Mr. Martindale, formerly Chairman of the Company, converted $79,776 of debt to 10,639 shares of Common Stock and Mr. Bright, former Director, converted $73,128 of debt to 9,751 shares of Common Stock in this transaction.


Formation and Organization of Global Internet Corporation
---------------------------------------------------------
     During 1996, the Company formed and organized a subsidiary named Global Internet Corporation, a Delaware corporation ("Global Internet"). Global Internet was formed for the purpose of pursuing opportunities to develop a casino gaming web site for the internet.

     In connection with the formation and organization of Global Internet, Global Internet sold an aggregate of 2,985,000 shares of common stock for a total consideration of $14,925, or $.005 per share. Among the investors who purchased shares were the following:

       Name                         Relationship               No. of Shares
----------------------           ------------------            -------------
Global Casinos, Inc.                   Parent                    1,750,000
Steven Bright                    Officer & Director                300,000
Stephen G. Calandrella                Director                     150,000
William Martindale               Officer & Director                100,000
Pete Bloomquist                       Director                      57,500
Gerald Jacobs                         Director                      35,000

     Concurrently with the foregoing share issuance, Global Internet adopted a Stock Option Plan and granted an aggregate of 450,000 options exercisable at $.25 per share. Among those granted options were the following:

      Name                            Position                No. of Options
----------------------                --------                --------------
Steven Bright                         Director                    50,000
Stephen G. Calandrella                Director                    50,000
William Martindale                    Director                    50,000
Pete Bloomquist                       Director                    50,000
Gerald Jacobs                         Director                    50,000

     Concurrently with the foregoing issuances and grants, Mr. Bright resigned as a Director of the Company and Mr. Martindale agreed to resign as an officer and Director of the Company effective November 20, 1996, the termination date of his Employment Agreement with the Company.

     Further, concurrent with the foregoing Messrs. Calandrella, Martindale, Bloomquist and Jacobs resigned as Directors of Global Internet.

     The foregoing persons were given the opportunity to purchase the securities and receive the options of Global Internet in consideration of their services in developing the internet gaming opportunity for that subsidiary.

     The Company currently owns approximately 58.6% of the outstanding common stock of Global Internet. Each of the Company's Directors who received securities in Global Internet owns less than five percent (5%) of the outstanding securities of that subsidiary.

     Management of the Company is of the opinion that the terms of all of the foregoing arrangements, transactions and events are no less favorable than could be obtained from unaffiliated third parties on the dates such transactions occurred.


4.   COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------
     Under the Securities Laws of the United States, the Company's Directors, its Executive (and certain other) Officers, and any persons holding more than ten percent (10%) of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission and the NASDAQ stock market. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during fiscal 1997. All of these filing requirements were satisfied by its Officers and Directors and ten percent holders, except the following: Mr. Calandrella failed to timely file two (2) reports covering two (2) transactions in the Company's securities. In making these statements, the Company has relied on the written representation of its Directors and Officers or copies of the reports that they have filed with the Commission.


5.   EXECUTIVE COMPENSATION
---------------------------
     The following tables and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer ("CEO"), and the Company's four (4) most highly compensated executive officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

                                                      TABLE 1
                                            SUMMARY COMPENSATION TABLE
                                                                    Long Term Compensation
                                                                      ----------------------------------
                                       Annual Compensation(1)               Awards               Payouts
                                     --------------------------      ---------------------       -------
                                                         Other                                                All
                                                        Annual       Restricted                              Other
Name and                                                Compen-         Stock                     LTIP      Compen-
Principal                           Salary     Bonus    sation        Award(s)     Options/      Payouts    sation
Position                   Year       ($)       ($)     ($)(2)           ($)         SARs          ($)        ($)
---------------           -------  --------    -----   ---------     ----------    --------      -------    ------
Stephen G. Calandrella,    1997      45,000     ____      ____         ____        30,000         ____       ____
  Interim President and
  Director
----------------------------------

(1) All executive officers of the Company participate in the Company's group health insurance plan. However, no executive officer received perquisites and other personal benefits which, in the aggregate, exceeded the lesser of either $50,000 or 10% of the total of annual salary and bonus paid during the respective fiscal years.


Employment Agreements
---------------------
     Effective May 1, 1995, the Company entered into a written Employment Agreement with George Garman for a term of three (3) years, with automatic one
(1) year renewals, pursuant to which Mr. Garman serves as General Manager of the Company's casino and gaming facility located in the Aruba Radisson Hotel on the island of Aruba, Netherland Antilles, known as the "Casino Masquerade". The Agreement provides that Mr. Garman shall be paid a base salary of $6,000.00 per month until termination of the Agreement or until modified by further written agreement between the Company and Mr. Garman. In addition to the foregoing, Mr. Garman shall be paid a bonus equal to five (5%) percent of the net operating profit from gaming operations at the Casino Masquerade. Under the Agreement, Mr. Garman is also entitled to receive, as incentive compensation, incentive stock options exercisable to purchase up to 30,000 shares of the Company's Common Stock, at $5.00 per share. 20,000 of the incentive stock options are subject to vesting over a period of three years
(3) contingent upon Mr. Garman's continued employment with the Company on the second and third anniversary dates of the date of his Employment Agreement. The incentive stock options are exercisable for a period of five (5) years from the date of grant, subject to vesting. Mr. Garman shall be entitled to receive customary benefits and perquisites made generally available to other executive officers of the Company, and is also entitled to be reimbursed for reasonable and necessary expenses incurred on behalf of the Company in the discharge of his duties. Beginning in August, 1996, Mr. Garman became General Manager of the newly acquired Pelican Bay Casino on the island of St. Maarten, Netherland Antilles. Mr. Garman continues to serve under the terms of his written employment agreement as General Manager of the Pelican Bay Casino.

     The Company also entered into a written Employment Agreement with Peter Bloomquist for a term of three (3) years pursuant to which Mr. Bloomquist serves as Chief Financial Officer of the Company. The Agreement provides for payment of base salary of $90,000 per year. Under the Agreement, Mr. Bloomquist is also entitled to receive, as incentive compensation, incentive stock options exercisable to purchase up to 30,000 shares of the Company's Common Stock, valued at fair market value on the date of grant. Such incentive stock options shall be subject to vesting over a period of three years (3) contingent upon Mr. Bloomquist's continued employment with the Company on the first, second and third anniversary dates of the date of his Employment Agreement. The incentive stock options shall be exercisable for a period of five (5) years from the date of grant, subject to vesting.


Non-Qualified Stock Option Plan
-------------------------------
      In March, 1992, the Company's Board of Directors approved a limited non-qualified stock option plan pursuant to which directors and certain officers and key employees were granted non-qualified stock options exercisable to purchase shares of the Company's common stock at an exercise price of $4.00 per share. Options exercisable to purchase a total of 50,400 shares of Common Stock of the Company were granted, expiring March 31, 1994. No options were granted under the Plan during fiscal 1993. Effective March 31, 1994, all of the options issued under the Plan were exercised by the holders thereof.


Company Stock Incentive Plans
-----------------------------
     In 1993, the Board of Directors and the Shareholders of the Company adopted the Global Casinos, Inc. Stock Incentive Plan (the "Incentive Plan"). The Incentive Plan allows the Company to grant incentive stock options, non-qualified stock options and/or stock purchase rights (collectively "Rights") to officers, employees, former employees and consultants of the Company and its subsidiaries. Options granted to eligible participants may take the form of Incentive Stock Options ("ISO's") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options which do not qualify as ISO's ("Non-Qualified Stock Options" or "NQSO's"). As required by Section 422 of the Code, the aggregate fair market value (as defined by the Incentive Plan) of the Company's Common Stock (determined as of the date of grant of ISO) with respect to which ISO's granted to an employee are exercisable for the first time in any calendar year may not exceed $100,000. The foregoing limitation does not apply to NQSO's. Rights to purchase shares of the Company's Common Stock may also be offered under the Incentive Plan at a purchase price under terms determined by the Incentive Plan Administrator.

     Either the Board of Directors (provided that a majority of Directors are "disinterested") can administer the Incentive Plan, or the Board of Directors may designate a committee comprised of Directors meeting certain requirements to administer the Incentive Plan. The Administrator will decide when and to whom to make grants, the number of shares to be covered by the grants, the vesting schedule, the type of awards and the terms and provisions relating to the exercise of the awards.

     An aggregate of 50,000 shares of the Company's Common Stock are reserved for issuance under the Incentive Plan. As of June 30, 1996, options to purchase 78,000 shares of Common Stock had been granted with a weighted average exercise price of $5.00 per share. Of these, options to purchase 32,000 shares are subject to future vesting requirements.

     The following table sets forth certain information concerning the granting of incentive stock options during the last completed fiscal year to each of the named executive officers and the terms of such options:


                                      TABLE 2

                            Option/SAR Grants for Last
                          Fiscal Year - Individual Grants

                             Number of     % of Total
                            Securities    Options/SARs
                            Underlying     Granted to      Exercise
                           Options/SARs   Employees in      or Base    Expiration
       Name                 Granted (#)    Fiscal Year   Price ($/Sh)     Date
----------------------     ------------   ------------   ------------  ----------
Stephen G. Calandrella       30,000 (1)        20%           $5.00        2001
--------------------------

(1) Consists of non-qualified stock options exercisable to purchase 30,000 shares of Common Stock at an exercise price of $5.00 per share, granted to Mr. Calandrella in consideration of his services as a Director of the Company. Mr. Calandrella did not receive any incentive stock options in consideration of his services as Interim President during the last fiscal year.

     The following table sets forth certain information concerning the exercise of incentive stock options during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options on an aggregated basis:

                                                      TABLE 3

                                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                           AND FY-END OPTION/SAR VALUES
                               ----------------------------------------------------
                                                                                               Value of
                                                                         Number of            Unexercised
                                                                        Unexercised          In-the-Money
                                                                       Options/SARs          Options/SARs
                                                                       at FY-End (#)       at FY-End ($) (1)

                          Shares Acquired       Value Realized          Exercisable          Exercisable/
Name                      on Exercise (#)             ($)             (Unexercisable)        Unexercisable
----------------          ---------------       --------------        ---------------      -----------------
Stephen G. Calandrella          -0-                  $0.00                _______                 N/A
--------------------------------

(1) Value Realized is determined by calculating the difference between the aggregate exercise price of the options and the aggregate fair market value of the Common Stock on the date the options are exercised.

(2) The value of unexercised options is determined by calculating the difference between the fair market value of the securities underlying the options at fiscal year end and the exercise price of the options.


6.   INCENTIVE STOCK OPTION PLAN - ADDITIONAL SHARES
------------------------------------------------------
     The Board of Directors of the Company has determined that, in order to be able to provide additional incentive to the Company's management employees, it is in the best interest of the Company and its stockholders that an additional 150,000 shares be authorized to be issued pursuant to the exercise of options granted under the Company's Stock Incentive Plan. Section XVIII of the Plan,
Section 422 of the Internal Revenue Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended, each require that any increase in the aggregate number of shares which may be issued under the Plan be approved by a majority of the stockholders of the Company at a regular or special meeting of the stockholders called for that purpose.

     For the reasons stated above, the Company recommends a vote FOR approval of the proposal to increase by 150,000 shares the total number of shares which may be issued pursuant to options granted under the Company's Stock Incentive Plan.6


7.   CHANGE IN INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
--------------------------------------------------------
     On May 29, 1996, the client-auditor relationship between the Company and its principal accountants, Ernst & Young LLP, ceased. The cessation of the relationship was effective May 29, 1996. At a meeting held on May 29, 1996, the Board of Directors of the Company approved the engagement of Gelfond Hochstadt Pangburn & Co. as its independent auditors to replace Ernst & Young LLP who resigned as auditors of the Company effective May 29, 1996. The audit committee of the Board of Directors approved the change on May 29, 1996. The reports of Ernst & Young LLP related to the consolidated financial statements of the Company for the fiscal years ended June 30, 1994 and 1995 contain a going concern modification. In connection with the audits of the Company's financial statements for each of the fiscal years ended June 30, 1994 and 1995 there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report.


                                   OTHER MATTERS
                                   -------------
     The Company's management is not aware of other matters which may come before the Meeting. The Directors' designees or other persons named in the accompanying form of proxy will vote said proxy in accordance with their judgment if any other matter does properly come before the Meeting. A majority of those votes present at the Meeting cast in favor of any such matter will result in the passage of such matter.

     A copy of Form 10-KSB, the annual report filed by the Company with the Securities and Exchange Commission, will be furnished without charge to any person who requests it in writing, from the office of the company at its address noted on this Proxy Statement.


                          GLOBAL CASINOS, INC.



                          By: _______________________________________________
                               Gerald Jacobs, Secretary




                                1998 Annual Meeting

          No definitive date for the Annual Meeting of Shareholders in 1998 has been established. Qualifying shareholders may submit proposals that are consistent with the Company's Bylaws and federal securities laws to the Company for inclusion in the Company's proxy material relating to the 1998 Annual Meeting. The Company must receive such proposals at its business address (set forth at the beginning of this Proxy Statement) no later than June 30, 1998.

                               GLOBAL CASINOS, INC.
                     PROXY SOLICITED ON BEHALF OF THE COMPANY

     The undersigned hereby constitutes and appoints Stephen G. Calandrella (SEE NOTE BELOW) with full power of substitution the true and lawful attorney and proxy of the undersigned to attend the Annual Meeting of the Shareholders of Global Casinos, Inc. (the "Company") to be held at the principal executive offices of the Company, 4465 Northpark Drive, No. 400, Colorado Springs, Colorado 80907, on January 12, 1998 at 10:00 o'clock a.m. Mountain Standard Time, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.

     1.        FOR _______________             WITHHOLD AUTHORITY ____________

               To elect all of the nominees listed below:

               Gerald Jacobs, Stephen G. Calandrella, Peter J. Bloomquist, Clifford C. Thygesen and Clifford L. Neuman

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name below)
               ________________________________________________

     2. To adopt and approve an increase in the number of shares issuable pursuant to the exercise of options granted under the Company's Stock Incentive Plan by an additional 150,000 shares.

               FOR __________         AGAINST __________      ABSTAIN _________

     3. Upon such other matters as may properly come before the meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1 AND ITEM 2 AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS. (NOTE: Should you desire to appoint a proxy other than the management designee named above, strike out the name of management designee and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.) Receipt is acknowledged of Notice of Annual Meeting and Proxy Statement for the meeting.

                     Date  ______________________________________________, 1997

                     __________________________________________________________
                     Name (please type or print)

                     __________________________________________________________
                     Signature

                     __________________________________________________________
                     Signature, if held jointly

     Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.